                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 4, 2002
                                                  ---------------


                      First Federal Financial Bancorp, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                        0-28020                  31-1456058
 ---------------           ------------------------      ---------------------
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)




           415 Center Street, Ironton, Ohio                 45638
     --------------------------------------------        ------------
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (740) 532-6845
                                                     --------------




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Item 5.     Other Events and Regulation FD Disclosure.
------      -----------------------------------------

         Following receipt of all regulatory approvals and shareholder approval, First Federal Financial Bancorp, Inc., a Delaware corporation ("Bancorp"), completed the acquisition of Lincoln Savings and Loan Association, an Ohio savings association ("Lincoln"), through the merger of Lincoln with and into First Federal Savings Bank of Ironton, a federal savings bank wholly-owned by Bancorp. Bancorp's press release announcing the completion of the merger is attached as Exhibit 99 hereto.

Item 7.     Financial Statements and Exhibits.
------      ---------------------------------

            (a)      Not applicable.

            (b)      Not applicable.

            (c)      Exhibits.

                      2 Agreement and Plan of Reorganization dated April 25, 2002, by and between First Federal Savings Bank of Ironton and Lincoln Savings and Loan Association

                      99     Press Release dated October 7, 2002



























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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST FEDERAL FINANCIAL BANCORP, INC.



                                  By:  /s/ I. Vincent Rice
                                     ------------------------------------------
                                        I. Vincent Rice
                                        President



Date:  October 3, 2002
























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                                INDEX TO EXHIBITS
                                -----------------


 Exhibit
  Number          Description
  ------          -----------


     2    Agreement and Plan of           Incorporated by reference to the Form
          Reorganization dated April      8-K Current Report filed by Bancorp
          25, 2002, by and between        with the SEC on April 30, 2002,
          First Federal Savings Bank      Exhibit 2.
          of Ironton and Lincoln
          Savings and Loan
          Association.


     99   Press Release of Bancorp
          dated October 7, 2002.














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